RELIABLE. ANSWERS. 2012 UBS Industrial Real Estate Summit May 16 Exhibit 99.1

40 YEARS
1972-2012
PHILLIP R. DUKE & ASSOCIATES FORMED
INDIANAPOLIS
CINCINNATI
NASHVILLE
COLUMBUS
DUKE REALTY INVESTMENTS, INC. GOES PUBLIC
CLEVELAND
CHICAGO
ST. LOUIS
MINNEAPOLIS
25 YEARS
DALLAS
RALEIGH
CENTRAL FLORIDA
ATLANTA
SOUTH FLORIDA
ACQUISITION OF WEEKS CORPORATION
Duke
REALTY CORPORATION
PHOENIX
HOUSTON
WASHINGTON DC
SAVANNAH
MEDICAL OFFICE
ACQUISITION OF BREMNER HEALTHCARE
SOUTHERN CALIFORNIA
Duke
REALTY
40 YEARS
1972
1977
1985
1989
1993
1995
1997
1999
2001
2005
2006
2007
2011
2012

©

RELIABLE. ANSWERS. 2012 Duke Realty Corporation 40 Years Timeline 2

RELIABLE. ANSWERS.
2012 Duke Realty Corporation 3
2009
2010 and 2011
FOCUS:
Liquidity
More than $1.5 billion
capital raised
Strategy refined
FOCUS:
Strategy execution
Operating
fundamentals
Balance sheet
strength
FOCUS:
Asset quality
Cash flow growth
Shareholder return
Where we’ve been and where we’re going…
2012 and beyond

RELIABLE. ANSWERS.
2012 Duke Realty Corporation
Suburban Office Market Still Challenging
Economic and federal budget uncertainty limiting business investment and expansion decisions
Recovery is very slow, with Q1 overall vacancy declining to 12.7%, down 50 bps from prior year, with class A only space vacancy declining 90 bps from prior year
Absorption for 2011 at 35 million SF, with Q1 about same pace with 10 million SF of absorption;
supply ticking up, but at about one-third of peak 2007/2008 levels
Re-leasing capital expenditures remain elevated
Medical Office Traction Remains
Operators now making expansion decisions after two year pause
Relationships are a key driver of on campus MOB business
Demographics and economics positive growth drivers
Medical office development and acquisition activity continues

Market Outlook
Still challenging, but trends improving in all product types
Industrial Market Continues Slow Recovery
Net absorption in U.S. for Q1 positive for the 8th consecutive quarter, class A vacancy at 10.7%
Strong demand for large, modern product remains, class A vacancy down 240bps over prior year
Rents beginning to improve, occupancy levels getting closer to equilibrium and limited new supply
ISM index has been slowly climbing after a moderate trough in mid-2011
Manufacturing sector, wholesale trade and transportation realizing a majority of recent job growth
Source: PPR and Duke Realty

RELIABLE. ANSWERS.
2012 Duke Realty Corporation
Industrial Sector Peer Set Drill Down

•
RMZ outperformed S&P 500 in 2011, but has lagged slightly below the S&P 500 in
2012
•
Industrial Sector Comps have rallied recently . . . Improving key trading metrics and relative valuations
•
Duke Realty has outperformed, although still undervalued by most levered and NAV metrics to its Industrial Comps … but improving
Better than comparative Peer set and Industrial Comps since 2010
Better than comparative Peer set, Industrial Comps and major indexes since
Blackstone disposition
•
Most Industrial Comps AFFO Growth from 2010 to 2012 estimates, are flat to declining . . . Duke Realty steady to slightly positive although we are repositioning and de-levering
•
Duke Realty dividend yield higher than Industrial Comp set average … 4.8% versus
3.5% average
Industrial Sector Outperforming Sector YTD  |  Duke Outperforming Peers

ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

©

RELIABLE. ANSWERS.
2012 Duke Realty Corporation
Focus on:
Increasing cash flow
Maximizing return on
assets

Strategy for Success
Focus on:
Improving coverage ratios
Improving ratings
Focus on:
Portfolio repositioning
Strategic acquisitions &
dispositions
Development opportunities
Strategies for delivering shareholder value

RELIABLE. ANSWERS.
2012 Duke Realty Corporation
Strategic Focus
2012 Goals and Objectives Q1 2012 Update
•
Lease-up portfolio, manage cap ex; reach
positive same property income growth
•
Balance execution with capital strategy relative
to level and quality of cash flow and same
property NOI
•
Development starts of $150 to $250 million
focus on medical office and build-to-suit
•
Total portfolio occupancy as of  quarter end 92.1%, up 1.4% from year-end; industrial portfolio at 93.6%; medical office at 90.1%
•
Approximately 8.7 million square feet of leases completed
•
Debt to EBITDA @ 6.6x (7.38x excl. Blackstone); 4.7% Same
Property NOI growth
•
$120.8MM development starts. Two 100% leased bulk industrial projects (at 6.9% stabilized yield) and one 100% leased medical office (at 7.4% stabilized yield)
•
Continue strong momentum from 2011 on
repositioning of portfolio
•
Pursue acquisitions of medical and industrial
assets
•
Continue pruning suburban office primarily in
Midwest
•
Closed on over $157MM of acquisitions during the quarter,
weighted 45% in medical office and 55% in industrial
•
$63.7MM in dispositions of non-core assets
•
Opportunistically access capital markets . . .
push out maturity schedule further
•
Continue improving coverage ratios
•
Maintain minimal balance on line of credit
•
Fixed charge ratio of 1.81x
•
Issued $150MM of equity through ATM program
•
Redeemed Series M Preferred shares of $168MM
•
Zero credit facility balance and $15MM of cash at quarter end
Asset
Strategy
Operations
Strategy
Capital
Strategy

Solid Q1 start and executing across all three aspects of our strategy

2012 Duke Realty Corporation OPERATIONS STRATEGY 8

9 Focus on Fundamentals LEASING OF PORTFOLIO STRATEGIC NEW DEVELOPMENT AND LAND DISPOSITION AFFO PAYOUT OPERATIONS STRATEGY Maximize return on assets 2012 Duke Realty Corporation

2012 Duke Realty Corporation
Consistent Operating Performance
Stabilized Occupancy (%)
Strong historical stabilized occupancy – fundamentals improving
Lease Renewals (%)
Strong lease renewal percentages
Stabilized occupancy
In-service occupancy
Leasing Activity
New Leases and Renewals – Consistent Execution (in millions of square feet)
Lease Maturity Schedule
Lease maturities are well balanced with no one year accounting for more than 12%
Demonstrated ability to
maintain consistency through economic cycles
95%
92%
92%
89%
88%
91% 91%
89%
89%
87%

OPERATIONS STRATEGY
92% 92%
72%
79%
77%
69%
84%
21.4
22.7
25.9
24.5
8.7
2007 2008 2009 2010 2011 2012 YTD
5%
13%
11% 11%
10% 10%
9%
32%
2012 2013 2014 2015 2016 2017 2018 2019+
2007 2008 2009 2010 2011 2012 YTD
80%
2007 2008 2009 2010 2011 2012 YTD
29.9

2012 Duke Realty Corporation
Notes
1. Based on simple average of year-over-year annual same-property cash NOI growth, includes 2007 - 2011
2. Suburban Office Peers include BDN, CLI, HIW, LRY and PKY; weighted by historical market cap
3. Industrial includes DCT, EGP, FR, FPO, PSB, AMB and PLD; weighted by historical market cap
1.5%
(0.2%)
(0.2%)
3.2%
(0.6%)
0.2%
(1.0%)
0.0%
1.0%
2.0%
3.0%
4.0%
Suburban Office Peers Industrial Peers
5-Year Avg. 1-Year Avg.
Annual Same-Store
NOI Growth (1)
%, y-y
Sources    SNL and company filings
Duke Realty
Suburban Office Peers
(2)
Industrial Peers (3)
Consistent NOI Growth Outperformance
Relative Performance vs. Peers
OPERATIONS STRATEGY

RELIABLE. ANSWERS.
2012 Duke Realty Corporation 12
Positioned for NAV Growth
KEY NAV GROWTH DRIVERS
Source:  PPR, Green Street and Duke Realty
Lease up
existing
vacancy
Increase Rents/
Reduced
Capex
Increased
management &
service fees
Accretive future
development
Accretive
future
acquisitions
Portfolio occupancy of 92.1%
Strong leasing pipeline
Demonstrated track record of 69-80% renewal rate
Rent roll downs burning off and positive same property NOI performance
Research forecasts market wide average annual rent growth of 3.2% from 2013-16
Will benefit from uptick in third party and JV partners development and construction activity
Property management and leasing fees - will trend higher as occupancy improves
Current pipeline of 686K SF of medical office, 344K SF of suburban office
2012 estimated development starts of $200 to $300 million
Land for 44 million SF of new development, 70% industrial
Acquisitions focused on asset strategy
Industrial and medical office assets
Higher rental rate growth markets

2012 Duke Realty Corporation 13
Land and Development Capabilities
OPERATIONS STRATEGY
$498
million
HELD FOR DEVELOPMENT
Industrial                 Office
Midwest 26.3 2.8
Indianapolis, Chicago,
Cincinnati, Columbus,
Minneapolis, and
St. Louis major
positions
East 3.8 2.1
New Jersey,
Baltimore,
Washington D.C., and
Raleigh
Southeast 8.5 1.3
Atlanta, Central
Florida, and, South
Florida
Southwest 5.8 0.7
Phoenix, Dallas, and
Houston
Total 44.4 million SF 6.9 million SF
Attractive positions contribute to future development and value
Development – Amounts in million SF
Office
30%
Industrial
70%

2012 Duke Realty Corporation 14
Indianapolis – Industrial
OPERATIONS STRATEGY
Expand Industrial
•
Regal Beloit build-to-suit bulk distribution facility
• 376,000 square feet, ten year lease term to growing global manufacturing company
• 50/50 joint venture with Browning
• Monetizes 26 acres of land at our 960 acre AllPoints Midwest bulk distribution park
• $15 million project

2012 Duke Realty Corporation 15
Northeast U.S. – Bulk Industrial Build-to-Suit
OPERATIONS STRATEGY
Repeat business new development with growing tenant
•
Regional distribution center build-to-suit in Delaware for Amazon
•
1,015,000 square feet
•
Twelve year lease term
•
$82 million project
•
“A” rated credit

2012 Duke Realty Corporation 16
Indianapolis – Medical Office
OPERATIONS STRATEGY
Grow Medical Office
•
Wishard Faculty Office Building
• Aa2 rated system sponsored by Marion County
• 275,000 square feet
• Thirty year lease term
• 50/50 Joint Venture with Hospital System
• On campus of new hospital to open in 2013
• $90 million project

RELIABLE. ANSWERS.
2012 Duke Realty Corporation 17
Tampa – Medical Office
• VA Primary Care Annex at Tampa
• Leased to Department of Veterans Affairs
• 120,000 square feet
• 20 year lease term
• $41 million project
Grow Medical Office

2012 Duke Realty Corporation 18
2011 PERFORMANCE
Total portfolio occupancy of 90.7%
Industrial at 91.9% occupancy
Over 24.5 million SF leases
2012 PERFORMANCE YTD:
Total occupancy of 92.1%
Industrial at 93.6% occupancy
Approximately 8.7 million SF leases
Quality,
well-positioned
assets to drive performance
OPERATIONS STRATEGY

2012 Duke Realty Corporation ASSET STRATEGY 19

2012 Duke Realty Corporation
$1 Billion

Repositioning Track Record
$1 Billion
2005 2006
2007
2009
2010 2011
Proven ability to execute
ASSET STRATEGY
Flex disposition
Washington DC
Savannah
Healthcare
Asset Strategy
Premier
CBRERT
Dugan
Suburban
Office
Disposition

2012 Duke Realty Corporation 21
Asset Strategy
March 31, 2012
BY PRODUCT
2009 2013
BY GEOGRAPHY
ASSET STRATEGY
2009 2013
2012
Southeast
21%
Southeast
24%
Southeast
30%
2012
Office
55%
Retail
4%
Industrial
36%
Medical
Office
5%
Office
32%
Retail
4%
Industrial
53%
Medical
Office
11%
Office
25%
Industrial
60%
Medical
Office
15%
Midwest
53%
East
13%
South
12%
West
1%
Midwest
40%
East
15%
South
10%
West
5%
Midwest
46%
East
14%
South
14%
West
2%

2012 Duke Realty Corporation

Asset Strategy: Road Map
($ in millions)
Investment
12/31/10
Investment
3/31/12
ACTION PLAN
Investment
2013
PRODUCT TYPE
Amount % Amount %
Acquisitions /
Developments /
Repositioning Amount %
Industrial $3,645 45% $4,264 53% $656 $4,920 60%
Office 3,770 46% 2,529 32% (479) 2,050 25%
Medical Office 515 6% 840 11% 390 1,230 15%
Retail 280 3% 305 4% (305) 0 0%
$8,210 100% $7,938 100% $262 $8,200 100%
REGION
Midwest $3,970 48% $3,710 46% ($430) $3,280 40%
Southeast 2,270 28% 1,884 24% 526 2,460 30%
East 955 11% 1,089 14% 141 1,230 15%
South 950 12% 1,092 14% (272) 820 10%
West 65 1% 163 2% 247 410 5%
$8,210 100% $7,938 100% $262 $8,200 100%
Portfolio sale accelerates suburban office repositioning
ASSET STRATEGY

2012 Duke Realty Corporation 23
ASSET STRATEGY
Asset Strategy: Progress To Date
BUILDING ACQUISITIONS BUILDING DISPOSITIONS
Q4 2009 15 Q4 2009 144
2010 919 2010 499
2011 747 2011 1,634
Q1 2012 157 64
Total $1,838 Total $2,341
NO
DILUTION
TO AFFO
Matching acquisitions with dispositions . . . limiting earnings impact
($ in millions)
PROGRESS TO DATE
TOTAL
VALUE
ASSUMED
DEBT
NET
Dispositions $2,341 ($0) $2,341
Acquisitions $1,838 ($669) $1,169
Excess Cash $1,172

2012 Duke Realty Corporation 24
New, High Quality Portfolio with Long-term Leases
Premier portfolio of assets
Portfolio average
Bulk
Industrial
Suburban Office
Medical
Office
Property age 10.4 years 13.1 years 4.2 years
Property size 221,000 SF 117,000 SF 82,000 SF
Lease term 7.1 years 7.3 years 11.7 years
Tenant size 76,000 SF 12,000 SF 10,000 SF
ASSET STRATEGY

VANCOUVER
SEATTLE
PORTLAND
SACRAMENTO
SAN FRANCISCO
SALT LAKE CITY
DENVER
LAS VEGAS
SOUTHERN CALIFORNIA
PHOENIX
MINNEAPOLIS/ST. PAUL
CHICAGO
KANSAS CITY
ST. LOUIS
INDIANAPOLIS
COLUMBUS
CINCINNATI
LOUISVILLE
DETROIT
CLEVELAND
PITTSBURGH
TORONTO
MONTREAL
NEW YORK
NORTHERN NEW JERSEY
PHILADELPHIA
BALTIMORE
WASHINGTON DC
NORFOLK
RALEIGH
CHARLOTTE
NASHVILLE
MEMPHIS
ATLANTA
CHARLESTON
SAVANNAH
JACKSONVILLE
ORLANDO
TAMPA
SOUTH FLORIDA
DALLAS
AUSTIN
SAN ANTONIO
HOUSTON
NEW ORLEANS
Pacific Ocean
Gulf of Mexico
PANAMA TO LOS ANGELES
PANAMA TO HOUSTON
PANAMA TO CHARLESTON
PANAMA TO SAVANNAH
PANAMA TO NEW YORK
SHANGHAI TO SAVANNAH
HAMBURG TO CHARLESTON
LONDON TO SAVANNAH
LE HAVRE TO NEW

RELIABLE. ANSWERS.
U.S. Rail and Highway Logistics Routes & Corridors
Duke Realty’s 17 Primary Markets Strategically Placed in Key Distribution Corridors
Note: Duke Realty Primary
Industrial Markets in Blue

RELIABLE. ANSWERS.
Market Size
(MM SF)
(Dec. 2011)
Population
(MM People)
(Dec. 2011)
Fore. Pop. Growth
(Fore. 2011-2016)
Pop. w/in 500 miles
(as of 2005)
Fore. Demand Growth
(Fore. 2011-2016)
Fore. Vacancy Rates
(Fore. Dec. 2016)
Atlanta 489.7 5.4 1.8% 25.2% 2.2% 10.4%
Baltimore 149.0 2.7 0.5% 36.7% 0.9% 9.1%
Chicago 794.0 9.6 0.5% 27.8% 1.0% 10.6%
Cincinnati 206.6 2.2 0.6% 39.0% 1.5% 7.4%
Columbus OH 219.1 1.9 0.8% 45.0% 1.3% 10.1%
Dallas - Fort Worth 546.5 6.6 2.1% 14.3% 2.0% 10.0%
Fort Lauderdale 102.8 1.8 1.8% 6.5% 1.6% 5.4%
Houston 396.6 6.2 1.9% 12.2% 1.5% 5.0%
Indianapolis 179.6 1.8 1.3% 35.1% 2.2% 5.5%
Inland Empire 390.4 4.3 1.0% 14.4% 2.8% 9.3%
Los Angeles 682.8 10.0 1.0% 14.3% 0.9% 3.0%
Miami 194.4 2.5 1.2% 6.2% 1.1% 5.6%
Minneapolis 146.9 3.3 1.0% 14.6% 1.1% 6.3%
Nashville 133.0 1.6 1.0% 34.4% 1.4% 8.9%
Norfolk 67.8 1.7 0.7% 35.0% 1.6% 8.1%
Orlando 107.2 2.2 2.6% 12.7% 1.6% 10.6%
Phoenix 205.2 4.3 2.6% 11.4% 2.4% 10.6%
Raleigh 42.4 1.2 3.6% 36.0% 1.8% 7.3%
Saint Louis 203.1 2.9 0.4% 31.1% 0.6% 9.3%
Tampa 128.5 2.8 1.4% 12.0% 1.6% 6.2%
Washington - NoVA - MD 145.7 5.7 1.1% 37.7% 1.4% 8.3%
Austin 52.3 1.8 2.6% 11.2% 1.2% 10.4%
Boston 167.3 4.6 0.2% 23.0% 0.4% 8.6%
Charlotte 152.4 1.8 2.3% 30.7% 1.4% 8.0%
Cleveland 189.6 2.1 -0.3% 43.1% 0.4% 7.9%
Denver 146.6 2.6 1.1% 5.3% 0.9% 7.0%
Detroit 334.6 4.3 0.0% 38.8% 1.0% 9.7%
East Bay 173.1 2.6 1.0% 13.4% 0.9% 5.6%
Hartford 50.6 1.2 0.2% 25.4% 1.3% 9.1%
Honolulu 37.1 1.0 0.5% 0.4% 1.0% 2.7%
Jacksonville 96.7 1.4 1.6% 16.6% 2.2% 9.3%
Kansas City 183.3 2.1 1.0% 21.1% 0.8% 7.0%
Las Vegas 84.4 2.0 2.9% 15.7% 1.9% 11.1%
Long Island 130.3 2.9 0.1% 27.4% 0.4% 3.8%
Memphis 182.7 1.3 0.8% 28.7% 2.0% 10.8%
Milwaukee 93.6 1.6 0.4% 25.0% 0.7% 9.3%
New Orleans 55.5 1.2 0.3% 17.1% 0.5% 8.8%
New York 393.4 11.6 0.2% 29.3% 0.0% 5.6%
Northern New Jersey 150.6 2.2 0.3% 31.3% 0.8% 7.3%
Oklahoma City 58.5 1.3 1.1% 15.4% 1.3% 5.4%
Orange County 161.6 3.1 1.0% 14.3% 0.7% 3.7%
Palm Beach County 41.7 1.4 2.7% 7.3% 1.3% 8.4%
Philadelphia 360.2 6.0 0.4% 33.1% 0.8% 7.8%
Pittsburgh 103.6 2.4 -0.1% 44.5% 0.5% 7.7%
Portland, OR 148.2 2.3 1.8% 5.2% 2.0% 5.9%
Richmond 71.9 1.3 1.0% 38.1% 1.8% 8.3%
Sacramento 131.6 2.2 1.2% 14.2% 0.6% 12.1%
Salt Lake City 82.2 1.2 1.5% 5.3% 1.3% 5.9%
San Antonio 71.9 2.2 2.0% 9.9% 1.8% 8.4%
San Diego 91.9 3.2 1.5% 13.9% 0.7% 7.6%
San Francisco 62.7 1.8 0.8% 13.1% 0.1% 2.8%
San Jose 74.5 1.9 0.8% 13.1% 0.3% 3.7%
Seattle 194.7 3.5 1.1% 3.8% 1.7% 6.7%
Stamford 26.1 0.9 0.3% 26.6% 1.9% 7.0%
Duke Realty’s
industrial portfolio is
diversified across top
ranked markets by
square footage,
population,
population growth,
population within 500
miles, forecast
demand growth and
forecast vacancy
rates
Rankings of “PPR 54” Top Industrial Markets
= Top 50% Ranking per “PPR 54” Data
Located in
Strategic
Distribution
Markets
Consistent with
Asset Strategy
= Crossover market with Duke portfolio
Source:  PPR, Q4 2011

RELIABLE. ANSWERS.
2012 Duke Realty Corporation 27
Industrial Market Expansion in 2011
Century Distribution Center
Los Angeles, CA
323,000 SF, 100% leased
Pioneer 161 Solo
Dallas, TX
603,000 SF, 100% leased
Lakeside Ranch Industrial
Dallas, TX
749,000 SF, 100% leased
Premier Portfolio  Industrial
Pompano, FL
1,163,000 SF, 90% leased
Premier Portfolio Office
Pompano, FL
389,000 SF, 87%, leased
Seefried Industrial
Chicago, IL
353,000 SF, 100% leased
Seefried Industrial
Dallas, TX
324,000 SF, 100% leased

RELIABLE. ANSWERS.
2012 Duke Realty Corporation
Strategy for Industrial Markets
Focus industrial expansion in core markets:
– South Florida $597
– Chicago 318
– Houston 83
– Dallas 78
– Southern California 68
Develop in markets where we have land and competitive positions
Goal:  Increase Shareholder Value
Develop in markets where we have land and competitive positions
$ Invested    ($ in millions)

2012 Duke Realty Corporation 29
$1.6 billion of dispositions
$747 million of acquisitions
Over $200 million of development starts
Made significant progress on strategic plan
2012 PERFORMANCE YTD:
$64 million of dispositions
$157 million of acquisitions
$121 million of development starts
Continue making progress on strategic plan
Quality portfolio further improving with asset strategy
ASSET STRATEGY
2011 PERFORMANCE

2012 Duke Realty Corporation CAPITAL STRATEGY AND 2012 GUIDANCE 30

2012 Duke Realty Corporation
CAPITAL STRATEGY
Capital Strategy Focus

Reducing leverage
Increasing coverage ratios
Maintaining size and quality of unencumbered asset base
Executing portfolio repositioning in alignment with capital strategy objectives
Further improve balance sheet strength and ratings
1
1
2
2
3
3
4
4

2012 Duke Realty Corporation
CAPITAL STRATEGY

Key Metrics & Goals
2009
Actual
2010
Actual
2011
Actual
2012
1Q
Actual Goal
Debt to Gross Assets 44.5% 46.3% 46.8% 47.3 45.0%
Debt + Preferred to Gross
Assets
54.9% 55.5% 55.6% 54.3 50.0%
Fixed Charge Coverage
Ratio
1.79 : 1 1.79 : 1 1.82 : 1 1.81:1 2.00 : 1
Debt/EBITDA 6.65 7.31 6.02* 6.56** < 6.00
Debt + Preferred/EBITDA 8.47 8.88 7.34* 7.64** < 7.75
Progressing toward strategic plan goals
*Timing of Blackstone transaction. Including adjustments to TTM EBITDA for Blackstone transaction results in recast 2011 Debt to EBITDA of 7.03x and Debt+Preferred/EBITDA of
8.58x .  ** For 1Q 2012, recast Debt to EBITDA of 7.38x and Debt+Preferred/EBITDA of 8.59x

2012 Duke Realty Corporation
CAPITAL STRATEGY

Continue to execute on capital strategy objectives
CAPITAL SOURCE 2007 2008 2009 2010 2011
2012
YTD TOTAL
Common Stock $230 - $575 $311 - $150 $1,216
Preferred Stock - $300 - - - - $300
Unsecured Debt $300 $325 $500 $250 - - $1,375
Secured Debt - - $270 - - - $270
Asset Dispositions $785 $475 $300 $533 $1,650 $65 $3,808
TOTAL $1,315 $1,100 $1,645 $1,094 $1,650 $215 $7,019
• Investment grade rated debt for over 15 years
• Proven access to multiple capital sources
• Available line of credit - $850 million capacity
• Dividend covered by AFFO
Continue to strengthen balance sheet
($ in millions)

RELIABLE. ANSWERS.
Bond Market Indicative Pricing
Credit Markets Responding favorably to Execution of Asset and
Capital Strategies
Source:  Wells Fargo, 5/11/2012
Tenor 5 years 10 years
Assumed Ratings Baa2/BBB- Baa2/BBB-
Benchmark 5 year UST 10 year UST
Benchmark Yield 0.78% 1.88%
Reoffer Spread 220.0 bps 240.0 bps
Reoffer Yield 2.98% area 4.28% area
Underwriting Fee (%) 0.600% 0.650%
All-In Cost (Yield) 3.11% area 4.36% area

RELIABLE. ANSWERS.
2012 Duke Realty Corporation
The RMZ outperformed S&P 500 in 2011,
but has lagged slightly below the S&P 500 in 2012

Source: J.P. Morgan, Bloomberg, FactSet as of 05/10/12
1 Based upon 342 total trading days
85%
90%
95%
100%
105%
110%
115%
120%
Jan-11 Jan-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12
Level
# trading days
above
%
above¹
900 4 1%
Current (896) 7 2%
850 60 17%
800 175 51%
750 303 89%
Performance RMZ S&P 500
FY 2011 4.7% 0.0%
YTD 2012 12.5% 8.0%
$9
$10
$11
$12
$13
$14
$15
$16
Jan-11 Jan-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12
Level
# trading days
above
%
above¹
$15.00 9 3%
Current ($14.76) 27 8%
$14.50 45 13%
$13.50 186 54%
$13.00 221 65%
Protests in Middle East turn violent and
Japanese earthquake and tsunami result
in crisis at nuclear plant
Market expectations for a solution to the European debt crisis grow and DRE announces sale of over $1 billion office portfolio (10/20)
Heightened fears over
European debt crisis and
S&P downgrade of U.S. AAA
credit rating
U.S. economic data consistently beats
expectations and the European Central
Bank takes aggressive action to relieve
funding pressures on European banks
DRE
$14.76
Feb-11
RMZ price performance (2011 – 2012YTD)
DRE price performance (2011 – 2012YTD)

RELIABLE. ANSWERS.
2012 Duke Realty Corporation 36
Relative Performance of Duke Realty versus
Industrial Comps only
Notes
1. Comparables include DCT, EGP, FR, and PLD; PLD and AMB are included historically, total return for comparable companies figures are calculated on a market cap weighted basis
2. DRE stock price as of end of trading 5/11/12, @ $14.68
3. DRE performance since 10/20 announcement of $1.1Bn office divestiture. Based upon 10/20/11 close of $10.68
Strong Recent Performance Reflective of Executing
Aligned Operating, Asset Repositioning and Capital Strategies
% Total Return(1):
Ind Comps
-4.0%
S&P 400
-1.7%
FY 2011
YTD
2012
(2)
Since -
10/20
(3)
RMS
+25.2%
Ind Comps
+34.7%
DRE
+2.1%
Ind Comps
+21.6%
DRE
+23.3%
S&P 500
+8.4%
RMS
+14.1%
S&P 400
+10.2%
DRE
+41.2%
S&P 400
+15.4%
S&P 500
+12.7%
RMS
+8.7%
S&P 500
+2.1%

RELIABLE. ANSWERS.
2012 Duke Realty Corporation 37
Notes
1. As of April 30, 2012
2. Includes LRY, HIW, CLI, BDN, and OFC
3. DCT’s beta only available since its IPO.  Barra began tracking DCT’s beta in Dec 2006
4. Includes PLD, FR, EGP, DCT, and LRY
Duke Realty and Peers Barra Beta Analysis
Beta Trends are Slowly Improving Consistent with Asset and Capital
Strategy….Working on Further Lowering Beta
Barra Beta Analysis
2002-2012
1 Year
5 Year
10 Year
Avg
Avg Avg
DRE
Office Comps
(2)
Industrial Comps
(3)(4)
1.34 1.45 1.54
Current
(1)
1.09
1.21 1.25 1.35 1.00
1.23 1.25 1.41 0.95

($ in millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
2012
2013
2014
2015
2016 and beyond
Unsecured Debt
Secured Debt
JV Debt

©

2012 Duke Realty Corporation 38 Liquidity Position CAPITAL STRATEGY Manageable debt maturities

RELIABLE. ANSWERS.
2012 Duke Realty Corporation
2012 Range of Estimates
($ in millions)
Leasing Actions Combined with Modest Rental Rate Increases Drive Upside

Metrics
2011
Actual
Q1 2012
Actual Pessimistic Optimistic
Key 2012 Assumptions
Core FFO per share $1.15 $0.24 $0.94 $1.06 - Blackstone/repositioning dilution $.10 - $.12
- Lower service operations income
- Partially offset by improvement in occupancy of core portfolio
AFFO Payout Ratio 87% 85% 96% 80% - Annual dividend maintained at $0.68 per share
Avg Occupancy - In-Service 89.7% 91.3% 89.5% 92.5% - Positive momentum anticipated given Industrial and medical office performance
- Lower expirations than 2011 (7% vs. 10%)
- Upside to guidance driven by lease-up of portfolio
Same Property NOI Growth 3.2% 3.6% (1.5%) 2.5% - Occupancy increase lower than 2011
- Rental rate pressure remains
Building Acquisitions $747 $157 $300 $500 - Remain selective regarding property type and location in alignment with long-term strategy
- Focus on industrial and medical office
Building Dispositions $1,634 $64 $200 $300 - Continue to prune remaining non-core office portfolio
Land Sale Proceeds $12 $2 $20 $30 - Selling 10% to 20% of identified non-strategic parcels
- Demand still sluggish
$489 $138 $300 $500 - Comprised of medical office and industrial starts
- Development of $200 to $300 million
- Third party of $100 to $200 million
Construction Volume $727 $107 $400 $600 - Wind down of BRAC project partially offset by development volume
Service Operations Income $46 $6 $20 $25 - Reduced fees from BRAC project
General & Admin expense $40 $12 $43 $38 - In line with 2011
2012 Range of Estimates
Construction and
Development Starts

2012 Duke Realty Corporation 40
$1.6 billion of capital raised through asset
dispositions
Retired $333 million of unsecured bonds
Redeemed $109 million of preferred equity
Fixed charge ratio of 1.82x and
debt to EBITDA of 6.02x*
Opportunistically tapped ATM raising $147 million
Continue improving coverage ratios
Maintaining minimal balance on line of credit
CAPITAL STRATEGY
Strong balance sheet … executing according to strategy
* Timing of Blackstone transaction; Including adjustments to EBITDA for
Blackstone transaction results in recast Debt to EBITDA of 7.03x
2011 PERFORMANCE
2012 PERFORMANCE YTD:

2012 Duke Realty Corporation MIDWEST OVERVIEW Performance Update 41

2012 Duke Realty Corporation
RECENT TRANSACTIONS

Midwest
New Lease - Industrial
World Park Union Center
Cincinnati
191,000 SF
Tenant: Ashland
Term 6 years
Renewal - Industrial
Park 100 Bldg 131
Indianapolis
419,000 SF
Tenant: Hewlett Packard
Term: 1.25 years
Strong distribution base: Over 30% of U.S.
population within one day’s drive
74 Fortune 500 headquarters
High growth and return opportunities, particularly
in Chicago, Columbus, and Indianapolis
Duke Realty’s roots and a position of strength
Original location – since 1972
Low basis product
Dominant market position
46% of our total investment
Acquisition - Industrial
1860 W. Jefferson
Chicago
827,000 SF, 100% leased
Tenant: Crate & Barrel
MIDWEST OVERVIEW
Development Industrial
Regal Beloit BTS
Allpoints Midwest Bldg 4
Indianapolis
376,000 SF
100% leased
Committed to Midwest because we perform…
Midwest remains a key component to our strategy
MARKET OVERVIEW & KEY POINTS

Retail
2%
Medical
Office
10%
Office
35%
Industrial
53%

Cleveland
3%
Cincinnati
21%
St. Louis
14%
Minn.
7%
Columbus
9%
Chicago
16%
Indy
30%

©

2012 Duke Realty Corporation 43
Midwest Overview
Location
Product
Type
Industrial Office
Average Age 11.8 years 16.2 years
Average Building Size 248,000 SF 125,000 SF
Total Square Footage 57 million 12.4 million
Current Occupancy 94.8% 83.8%
Indianapolis 96.4% 92.6%
Chicago 98.0% 88.4%
Cincinnati 93.1% 83.4%
St. Louis 88.1% 76.8%
Columbus 96.5% 84.0%
Minneapolis 84.5% 100%
MIDWEST OVERVIEW

2012 Duke Realty Corporation 44 Midwest Focus DOMINANT POSITION BULK INDUSTRIAL REDUCE OFFICE CONCENTRATION MIDWEST OVERVIEW Enhancing dominant industrial position in Midwest

2012 Duke Realty Corporation EAST & SOUTHEAST OVERVIEW Performance Update 45

2012 Duke Realty Corporation 46
East & Southeast Overview
New Deal – Industrial
625 Braselton
Atlanta
William Carter Co.
1,061,663 SF
Term:11.5 years
New/Renewal - Office
Liberty Center II
Washington, D.C.
Scitor Corp
159,000 SF
Term: 10 years
EAST & SOUTHEAST OVERVIEW
Disposition – Office
Raleigh – 6 Bldgs
427,000 SF
87% leased
New Lease/Dev Start –
Industrial
Delaware
560 Merrimac Ave
Tenant: Amazon
1,015,000 SF
Term: 12 years
RECENT TRANSACTIONS
Strong presence: entered Southeast in 1999 (Weeks
merger) and East in 2006 (acquisition of Winkler
portfolio)
15 Fortune 500 headquarters
East and Southeast cities among top growth markets
in country… strong in-migration
Diversified economies; Government, healthcare,
finance and education
Eastern cities maintained highest employment rate
through downturn
Atlanta and Northeast corridor strong in bulk
industrial
38% of our total investment
MARKET OVERVIEW & KEY POINTS

2012 Duke Realty Corporation 47
East & Southeast Overview
Industrial Office
Average Age 9.5 years 9.9 years
Average Building Size 161,000 SF 110,000 SF
Total Square Footage 29.3 million 9.5 million
Current Occupancy 91.6% 86.6%
Atlanta 90.1% 81.7%
South Florida 84.3% 85.7%
Raleigh 98.9% 89.4%
Washington D.C./Baltimore 94.1% 87.1%
Central Florida 93.6% 84.4%
Savannah 93.2% NA
EAST & SOUTHEAST OVERVIEW
Location
Product
Type
Office
37%
Industrial
48%
Medical
Office
7%
Retail
8%
Atlanta
18%
D.C./
Baltimore
16%
Central
9%
Raleigh
21%
South
27%
Savannah
9%
Florida
Florida

2012 Duke Realty Corporation 48 East & Southeast Focus BULK INDUSTRIAL/PORTS LEASE UP AND RENT GROWTH ACQUISITIONS & DEVELOPMENT EAST & SOUTHEAST OVERVIEW Maximize assets and market position

2012 Duke Realty Corporation 49 SOUTHWEST OVERVIEW Performance Update

2012 Duke Realty Corporation
RECENT TRANSACTIONS

Southwest
New Lease- Industrial
Kingsley Dist. Center
Service Lighting & Electrical
132, 000 SF
Term: 5.5 years
New Lease- Industrial
Freeport VI
VMP Nutrition
114,000 SF
Term: 5 years
Duke Realty one of top 3 owner/developers in
Dallas/Ft.Worth
Duke Realty presence since 1999 (Weeks merger)
52 Fortune 500 headquarters
Demographic drivers: modern transportation and
infrastructure, population and job growth
Strong industrial demand expected post-recovery
Port, inland port and logistics key for bulk
distribution markets
16% of our total investment
Expand industrial presence by pursuing select
acquisition opportunities in Houston, Phoenix and
Southern California
Renewal- Office
Aspen Grove Office Center II
Mars Petcare
122,000 SF
Term: 5 years
MARKET OVERVIEW & KEY POINTS
SOUTHWEST OVERVIEW

2012 Duke Realty Corporation 51
Southwest Overview
Location
Product
Type
SOUTHWEST OVERVIEW
Seattle
2%
Austin
3%
Southern CA
5%
Dallas
43%
Phoenix
6%
Houston
12%
Nashville
25%
San Antonio
4%
Office
11%
Industrial
68%
Medical
Office
21%
Industrial Office
Average Age
8.3 years 7.3 years
Average Building Size
272,000 SF 106,700 SF
Total Square Footage
23.4 million 1.6 million
Current Occupancy
93.2% 95.5%
Dallas 92.2% 100%
Nashville 95.6% 93.9%
Houston 92.6% 100%
Phoenix 94.4% N/A
Southern California 100% N/A

2012 Duke Realty Corporation 52 Southwest Focus DALLAS LEASE-UP HOUSTON INDUSTRIAL PORT DALLAS INLAND PORT SOUTHERN CALIFORNIA EXPANSION SOUTHWEST OVERVIEW Grow

2012 Duke Realty Corporation 53 MEDICAL OFFICE STRATEGY & Performance Update

2012 Duke Realty Corporation
Medical Office Portfolio at March 31, 2012

In-Service
Under
Development
Total
Properties 44 6 50
Investment $ $695 M $145 M $840 M
Square Feet 3.59 M 685 K 4.28 M
Occupancy 91% 86% 90%
Local
15%
Regional
55%
National
30%
Specialty
Hospital
7%
MOB On-
Campus
86%
MOB
Off-Campus
7%
Portfolio investment by product type
Portfolio investment by
hospital system
MEDICAL OFFICE STRATEGY

Metro Area Population
150,000 to 1 million
1 to 3 million
6 million+
3 to 6 million

major cities that produce more than $100 billion in goods and services.  Mega-regions will drive need for healthcare,
transportation infrastructure and jobs through 2050
Duke Realty Markets: Demographic Focus
* Duke Realty market
Map Source:  ATLANTA REGIONAL COMMISSION MEGAREGIONS REPORT
MEDICAL OFFICE STRATEGY

CASCADIA
NORTHERN
CALIFORNIA
SOUTHERN
CALIFORNIA
ARIZONA SUN
CORRIDOR
TEXAS TRIANGLE
GULF COAST
FLORIDA
Jacksonville
Miami
Orlando*
Tampa*
PIEDMONT ATLANTIC
Atlanta*
Birmingham
Charlotte
Nashville*
Raleigh*
NORTHEAST
Baltimore*
Boston
Philadelphia
Richmond
Washington, D.C.*
GREAT LAKES
Chicago*
Columbus*
Indianapolis*
Louisville
Minneapolis*
St. Louis*
Austin*
Dallas*
Houston*
San Antonio
Megaregions by 2050: Populations in contiguous regions with

2012 Duke Realty Corporation 56
Healthcare Data Points
The nation’s largest industry
• Represents more than 17% of GDP, predicted to exceed 23%
by 2020
• Americans spend more than 5% of pre-tax income on
healthcare. Lower income brackets pay 15% or more ($7,800
per capita health expenditures in 2008/2009)
Reform
• Increased number of people insured expected to increase by
30 to 50 million – increased demand for care
• Number of physicians will increase – more space demand
• Hospitals expect margin pressure and need to increase
market share – Hospitals seeking capital partners for
“non-core assets”
• May reduce reimbursements – real estate efficiency a
priority – larger deals and floor plates
Healthcare systems growing and physician employment changing
MEDICAL OFFICE STRATEGY

Community Hospitals %
Independent Community Hospitals %
60%
58%
56%
54%
52%
50%
48%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

U.S. Physician Practice Ownership (%)
80
60
40
20
0
Physician-owned
Hospital-owned
2002
2003
2004
2005
2006
2007
2008

©

2012 Duke Realty Corporation 57
Healthcare Systems
Consolidation of hospitals into systems
continues
Hospitals need capital and must grow
market share
Healthcare systems are drivers for more
strategically located outpatient facilities
Employment of Physicians
More physicians are being employed by
hospitals
Hospitals and physicians are forming
multi-specialty practices to prepare for
improved quality and reduced
reimbursement
Hospitals are driving more medical office
space  needs for physicians
Fewer Independent Community Hospitals
More Physician’s Aligning with Hospitals
Demand Drivers
#
Hospitals
5,000
MEDICAL OFFICE STRATEGY
Source: Robert Kocher, MD and Nikhil R. Sahni, B.S., “Hospitals’ Race to Employ Physicians –
The Logic behind a Money-Losing Proposition.”The New England Journal of
Medicine.;364:1790-1793. 12 May 2011.  Physician Compensation and Production Survey, Medical Group Mgt Assoc, 2003-2009.

2012 Duke Realty Corporation

Development Focus
ACTION PLAN
National brand awareness
Be “Experts”
– Speak at national conferences (ASHE, BOMA)
– Third party references
National system relationships
– Ascension
– Tenet
– HCA
– Adventist
Regional system relationships
– Baylor Health
– Rex Healthcare
– Carolina Healthcare Systems
– Advocate
System
Focus
MEDICAL OFFICE STRATEGY
Local
10%
National
30%
Regional
60%

Healthcare Projects Delivered/Acquired in 2011/2012
Rex Holly Springs MOB
Raleigh, NC
30,000 SF, 100% leased
Christus St. Catherine
Houston, TX
169,000 SF, 96% leased
WakeMed Brier Creek
Healthplex
Raleigh, NC
48,000 SF, 79% leased
Butler County Medical
Cincinnati, OH
109, 000 SF, 100% leased
Christus Santa Rosa
San Antonio, TX
111,000 SF, 100% leased
Max Simon MOB
Indianapolis, IN
85,000 SF, 100% leased
Franciscan Alliance
Chicago area (Hammond, IN)
195,000 SF, 100% leased
MEDICAL OFFICE STRATEGY
Burr Ridge Medical
Chicago, IL
105,000 SF, 100% leased
2012 Duke Realty Corporation
New Hampton Place
Snellville, GA
40,000 SF, 66% leased

Healthcare Projects Under Development at March 31, 2012
Baylor McKinney MOB I
McKinney, TX
114,000 SF, 69% preleased
WakeMed Raleigh
Medical Park
Raleigh, NC
86,000 SF, 58% preleased
Marquette General Hospital MOB
Escanaba, MI
43,000 SF, 100% preleased
North Fulton MOB
Atlanta, GA
52,000 SF, 52% preleased
Wishard Faculty Office
Building
Indianapolis, IN
275,000 SF, 100% preleased
MEDICAL OFFICE STRATEGY
VA Tampa
Tampa, FL
117,000 SF, 100% preleased
Scott and White
Marble Falls, TX
67,000 SF, 100% preleased

2012 Duke Realty Corporation
Our Plan
Existing healthcare assets $840 Million by
3/31/12
New developments $200 Million in 2012 and
2013
Acquire $200-$250 Million in 2012 and 2013
Our Focus
Goal: Grow Medical Office to $1.23 Billion by 2013

MEDICAL OFFICE STRATEGY
Growth regions (Southeast, South)
Health system relationships
On-campus assets
Class A product (50,000 – 400,000 + square feet)
National industry expert

2012 Duke Realty Corporation 62
WHY DUKE REALTY?
Quality portfolio improving with asset strategy
Solid balance sheet improving with capital strategy
Unmatched ability to execute on daily operations
Development capabilities in place with existing land bank
Talent and leadership depth to execute
Delivering on what we say we will do
MEDICAL OFFICE STRATEGY

2012 Duke Realty Corporation
Vision Road Map – Future Duke Realty
Low leverage industrial and office REIT in high growth markets and product segments

MEDICAL OFFICE STRATEGY
What We Will Be
• Low leveraged • Move from 54% to 45% leverage
• Product focused • Become bulk industrial focused
Industrial: Increase from 35% to > 60%
Office: Decrease from 55% to < 25%
Medical: Grow from 5% to 15%+
• Concentrated in high growth
markets
• Align investment and resources to high
growth markets; dispose/exit non- strategic
areas
Differentiated asset strategy within
tighter geographic focus
Action Plan
Non-Strategic property and land sales

RELIABLE. ANSWERS.
2012 Duke Realty Corporation
Forward-Looking Statement
This slide presentation contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private
Securities Litigation Reform Act of 1995.  These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations.  Prospective investors are cautioned that any such forward-
looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.  A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation.  Many of these factors are beyond our ability to control or predict.  Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange
Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.  We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations.  We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.
Certain of the financial measures appearing in this slide presentation are or may be considered to be non-
GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com.  Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position.  The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.